Exhibit 10.3

TRANSFER OF ACCOUNTS
PAYABLE

This agreement is made and entered into this 21'' day of May, 2012 by and between Synaptris Incorporated, a California Corporation located at 3031 Tisch Way, Suite# 505, San Jose, CA 95128, USA ("Synaptris") and SD Holdings Limited, a company established under the laws of the Republic of Mauritius, having its registered office at 608, St James Court, St Denis Street, Port Louis, Republic of Mauritius ("SD Holdings") for the transfer of Accounts Payable(AP) owed by Synaptris to Synaptris Decisions Private Limited, a company incorporated under the laws of India located at 2, Bishop Waller's Avenue (East), Mylapore, Chennai 600 004, Tamilnadu, India, ("Synaptris Decisions") as listed in Exhibit A from Synaptris to SD Holdings.

WHEREAS, the shareholders of Synaptris Decisions have unanimously voted to transfer AP owed to Synaptris Decisions by Synaptris to SD Holdings as detailed in Exhibit B; and

WHEREAS, Synaptris is desirous of transferring to SD Holdings this AP as shown on the attached shareholder resolution in Exhibit C, and SD Holdings is desirous of acquiring said AP as shown on the attached shareholder resolution in Exhibit D.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements hereinafter entered into, it is agreed as follows:

1.   Synaptris does hereby transfer and assign the AP listed on the attached Exhibit A to SD Holdings.

2.   This Agreement shall be binding upon the parties, successors and assignees of the parties. This Agreement and any accompanying instruments and documents include the entire transaction between the parties and there are no representations, warranties, covenants or conditions, except those specified herein or in accompanying instruments and documents.

3.   This Agreement shall be governed in all respects by the laws of the State of Delaware.

4.   This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signatures sent by facsimile transmission shall be deemed to be evidence of the original execution thereof.

DATED this 21stday of May 2012.

SYNAPTRIS INCORPORATED

By:	/s/ Ahmad Shihadah
Ahmad Shihadah
Corporate Secretary

SD HOLDINGS LIMITED

By:	/s/ Suzanne Gijadhur
Suzanne Gijadhur
Corporate Secretary

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Exhibit B: Synaptris Decisions Private Limited Shareholder Resolution

WRITTEN CONSENT
OF THE Shareholders
OF
Synaptris Decisions Private Limited

The undersigned, being all the Shareholders of Synaptris Decisions Private Limited, a company incorporated under the laws of India located at 2, Bishop Waller's Avenue (East), Mylapore, Chennai 600 004, Tamilnadu, India, ("Synaptris Decisions"), pursuant to the provisions of LAW, as amended, do hereby consent to the adoption of the following resolutions:

RESOLVED, that Synaptris Decisions hereby authorize the transfer by Synaptris to SD Holdings of such Accounts Payables due to Synaptris Decisions from Synaptris as detailed in Exhibit A.

FURTHER RESOLVED, that the appropriate Shareholders, Directors and Management of Synaptris Decisions be, and they hereby are, authorized and directed to do and perform all such acts and deeds and to execute all such other actions as they, or any of them, may deem to be necessary, proper or convenient in order to carry out the intent of the foregoing resolutions.

IN WITNESS WHEREOF, the undersigned, being all the Shareholders of the Corporation, hereby approve, ratify and adopt the foregoing resolutions.

By:	Aslam Koomar	By:	/s/ Paramasivam Venkataramasamy
SD Holdings Limited		Paramasivam Venkataramasamy
Being 100% Shareholders of Synaptris Decisions		Nominee Shareholder
Private Limited

Name: Aslam Koomar		Name: Paramasivam Venkataramasamy
Title: Director

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Exhibit C: Synaptris Inc. Shareholder Resolution

WRITTEN CONSENT
OF THE Shareholders
OF Synaptris
Incorporated

The undersigned, being all the Shareholders of Synaptris Incorporated, a California Corporation located at, 3031 Tisch Way, Suite# 505, San Jose, CA 95128, USA ("Synaptris"), pursuant to the provisions of LAW, as amended, do hereby consent to the adoption of the following resolutions:

RESOLVED, that Synaptris hereby authorize the transfer by Synaptris to SD Holdings of such Accounts Payables due to Synaptris Decisions from Synaptris as detailed in Exhibit A.

FURTHER RESOLVED, that the appropriate Shareholders, Directors and Management of Synaptris be, and they hereby are, authorized and directed to do and perform all such acts and deeds and to execute all such other actions as they, or any of them, may deem to be necessary, proper or convenient in order to carry out the intent of the foregoing resolutions.

IN WITNESS WHEREOF, the undersigned, being all the Shareholders of the Corporation, hereby approve, ratify and adopt the foregoing resolutions.

Dated this 21st day of May 2012

By:	/s/ Aslam Koomar

Being 100% Shareholders of Synaptris Incorporated

Name: Aslam Koomar
Title:
Director

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